Accrued expenses and other payables (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Accrued expenses and other payables
Payments received on behalf of manachised hotels(i)	¥ 575,502		¥ 441,174
Deposits	91,622		64,672
Service fee	78,129		64,211
VAT and other taxes payable	58,559		68,719
Payable for purchase of property and equipment	22,049		16,079
Others	56,148		29,536
Total	¥ 882,009	$ 120,835	¥ 684,391